UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): NOVEMBER 19, 2004


                                ACNB CORPORATION
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-11783              23-2233457
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(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)



   16 LINCOLN SQUARE GETTYSBURG, PA                           17325
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(Address of principal executive offices)                    (Zip Code)


                                 (717) 334-3161
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              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                ACNB CORPORATION
                           CURRENT REPORT ON FORM 8-K

ITEM 8.01 OTHER EVENTS.

On November 19, 2004, ACNB Corporation's wholly owned subsidiary ACNB Acquisition Subsidiary LLC entered into an employment contract with Frank Russell, Jr. in connection with the acquisition of Russell Insurance Group, Inc.

The employment contract is attached to this Form 8-K as Exhibit 99.1.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT NUMBER             DESCRIPTION
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     99.1                  Employment Contract dated November 19, 2004



























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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACNB CORPORATION



Date:  May 3, 2005                          BY:  /s/ THOMAS A. RITTER
                                                 -------------------------------

                                            Name:    Thomas A. Ritter
                                            Title:   President
                                                     Chief Executive Officer